UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2020 (October 8, 2020)

Driven Deliveries, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-209-836	32-0416399
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation	File No.)	Identification No.)

134 Penn St., El Segundo, CA	90245
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 378-6420

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01 Entry into a Material Definitive Agreement.

On October 5, 2020, Stem Holdings, Inc. (“STEM”), Driven Deliveries, Inc. (“DRVD”) and Stem Driven Acquisition, Inc. (“SDA”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) wherein DRVD would merge with and into SDA, with DRVD being the surviving entity and, following closing of the merger transaction, DRVD would become a wholly-owned subsidiary of STEM. Pursuant to the Merger Agreement, STEM agreed to exchange one newly-issued share of STEM common stock for each issued and outstanding share of DRVD. In addition, STEM will issue to each holder of warrants, options or convertible debentures to purchase DRVD shares, warrants, options and convertible debentures that are equal in value and on the same terms as the respective holder’s DRVD warrants, options and debentures.

On December 29, 2020, STEM, DRVD and SDA closed the Merger transaction, subject to two Post-Closing Conditions:

1)	The Registration Statement on Form S-4 filed by STEM on December 28, 2020 shall become effective as to the STEM shares issued in the Merger transaction; and

2)	The Corporate Actions included in the Issuer Related Corporate Action Notification filed by DRVD on or about December 21, 2020 shall have been reviewed and the requested actions authorized by FINRA (or its equivalent).

While the Merger of the entities shall be effective as of December 29, 2020 (and as of that date DRVD became a wholly-owned subsidiary of STEM), the Company believes that both of the Post-Closing Conditions will be satisfied prior to January 20, 2021, at which time the share exchange will take place. The shares to be issued in the exchange will be registered under the Registration Statement on Form S-4 filed by STEM on December 28, 2020.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release date December 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Driven Deliveries, Inc.

By:	/s/ Brian Hayek
Name:	Brian Hayek
Title:	Chief Financial Officer

Dated: December 30, 2020

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